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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) September 3, 2002


                             PLANET RESOURCES, Inc.
            (Exact name of registrant as specified in its charter)

                                    DELAWARE
          (State or other jurisdiction of incorporation or organization)


               1-16381                                   76-0600966
      (Commission File Number)              (IRS Employer Identification Number)

                                 David L. Bailey
                                    President
                             Planet Resources, Inc.
                          50 West Broadway, Suite 1100
                           Salt Lake City, Utah 84101
                     (Address of principal executive offices)

                                 (801) 350-2017
                 (Registrant's telephone number, including area code)





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Item 1.  Changes in Control of Registrant

         General

         On September 3, 2002 Planet Resources, Inc., a Delaware corporation ("Planet"), CeriStar, Inc., a Delaware corporation ("CeriStar"), and CISI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Planet ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Planet, CeriStar and Merger Sub are referred to collectively herein as the "Parties." The merger was approved by the Board of Directors of each company, the sole stockholder of Merger Sub and holders of in excess of a majority of the issued and outstanding capital stock of CeriStar and consummated in accordance with the terms of the Merger Agreement effective at 9:00 A.M., EDT on the 10th day of September 10, 2002 (the "Effective Time").

         Upon the terms of the Merger Agreement and in accordance with Delaware Law, Merger Sub was merged with and into CeriStar. As a result of the merger, the outstanding shares of capital stock of Merger Sub and CeriStar was converted or canceled in the manner provided in Article II of the Merger Agreement, the separate corporate existence of Merger Sub ceased, and CeriStar is the surviving corporation in the Merger (the "Surviving Corporation").

Conversion of Securities

         At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, CeriStar or the holders of any of the following securities:

                  (a) each share of common stock, par value $.001 per share, of CeriStar (the "CeriStar Common Stock") issued and outstanding immediately prior to the Effective Time (other than any CeriStar Common Stock to be cancelled pursuant to subparagraph (d)) is canceled and converted, subject to subparagraph (e), into the right to receive .322 share (the "Exchange Ratio") of common stock, par value $.001 per share, of Parent (the "Parent Common Stock");

                  (b) each share of the Series A Preferred Stock, $0.001 par value per share, of CeriStar (the "CeriStar Series A ") issued and outstanding prior to the Effective Time exchanged for .757 shares of Parent Common Stock;

                  (c) each share of the Series B Convertible Preferred Stock, par value $0.001 per share, of CeriStar (the "CeriStar Series B") issued and outstanding prior to the Effective Time (all issued and outstanding shares of CeriStar Common Stock, CeriStar Series A and CeriStar Series B being hereinafter collectively referred to as the "CeriStar Securities"); is exchanged for .757 shares of Parent Common Stock;

                  (d) each Share held in the treasury of CeriStar and each Share owned by Parent or any direct or indirect wholly owned subsidiary of Parent or of CeriStar immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto; and

                  (e) each share of common stock, par value $.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock, par value $.001 per share, of the Surviving Corporation.


         Item 2.  Acquisition or Disposition of Assets

         See discussion under Item 1 above. For more information concerning the acquisition, please see the Merger Agreement which has been attached as an exhibit.


ITEM 5.  OTHER EVENTS

         As of the 6th day of September, 2002 Planet entered into an Agreement and Plan of Distribution (the "Distribution Agreement") with New Planet Resources, Inc., a Delaware corporation ("New Planet") whose address is 1415 Louisiana, Suite 3100, Houston, Texas 77056.

         Planet agreed to transfer to New Planet all of its right, title and interest in and to the Mineral Properties (as that term is defined in the Distribution Agreement) in exchange for the issuance by New Planet.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

       4  --  Agreement and Plan of Merger (without exhibits and schedules).


                           Forward-Looking Statements

         The information in this Form 8-K includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Planet includes this statement for the express purpose of availing itself of the protections of these safe harbor provisions with respect to all of the forward-looking statements Planet makes. The forward-looking statements in this Form 8-K reflect Planet's current views with respect to possible future events and financial performance. They are subject to certain risks and uncertainties, including without limitation the absence of significant revenues, financial resources, significant competition and those other risks and uncertainties discussed herein that could cause Planet's actual results to differ materially from its historical results or those that Planet hopes to achieve. In this Form 8-K, the words, "anticipates," "plans," "believes," "expects," "intends," "future" and similar expressions identify certain forward-looking statements. Please do not place undue reliance on the forward-looking statements contained in this Form 8-K. Planet undertakes no obligation to announce publicly revisions Planet may make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this Form 8-K. All written and oral forward-looking statements made subsequent to the date of this Form 8-K and attributable to Planet or persons acting on its behalf are expressly qualified in their entirety by this section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Planet Resources, Inc.



                       By: /s/David L. Bailey
                         ------------------------------------------------
                         David L. Bailey, President and Chief Executive Officer


Date:  September 16, 2002



                                    EXHIBIT 4
                          AGREEMENT and Plan of merger
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_________AGREEMENT AND PLAN OF MERGER dated as of September 3, 2002 (this
"Agreement") among PLANET RESOURCES, INC. a Delaware corporation ("Parent"), CISI ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of
 Parent ("Merger Sub"), and CERISTAR, INC., a Delaware corporation (the "Company ").

                               W I T N E S S E T H

_________WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), Parent and the Company will enter into a business combination transaction pursuant to which Merger Sub will merge with and into the Company (the "Merger");

_________WHEREAS, the Board of Directors of the Company (i) has determined that the Merger is consistent with and in furtherance of the long-term business strategy of the Company and fair to, and in the best interests of, the Company and its shareholders ("Company Shareholders") and has approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement and (ii) has recommended the approval of this Agreement by the Company Shareholders;

_________WHEREAS, for federal income tax purposes, the Merger is intended to qualify as a reorganization under the provisions of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"); and

_________NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:


                               ARTICLE ITHE MERGER

_________SECTION 1.01. The Merger. Upon the terms and subject to the conditions set forth in Article VII, and in accordance with the DGCL, at the Effective Time (as defined below in Section 1.02), Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

_________SECTION 1.02. Effective Time; Closing. As promptly as practicable and in no event later than the second business day following the satisfaction or, if permissible, waiver of the conditions set forth in Article VII (or such other date as may be agreed in writing by each of the parties hereto), the parties hereto shall cause the Merger to be consummated by filing this Agreement or a certificate of merger or certificate of ownership and merger (in any case, the "Certificate of Merger") with the Secretary of State of the State of Delaware in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL. The term "Effective Time" means the date and time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (or such later time as may be agreed in writing by each of the parties hereto and specified in the Certificate of Merger). Immediately prior to the filing of the Certificate of Merger, a closing will be held at the offices of Sonfield and Sonfield, Houston, Texas (or such other place as the parties may agree).

_________SECTION 1.03. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

_________SECTION 1.04. Certificate of Incorporation; By-Laws. (a) At the Effective Time, the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation; provided, however, that, at the Effective Time, Article I of the Certificate of Incorporation of the Surviving Corporation shall be amended to read as follows: "The name of the Corporation is CeriStar, Inc."

_________(b)______At the Effective Time, the By-Laws of Merger Sub, as in effect immediately prior to the Effective Time, shall, be the By-Laws of the Surviving Corporation until thereafter amended as provided by law, the Certificate of Incorporation of the Surviving Corporation and such By-Laws.

_________SECTION 1.05. Directors and Officers. The officers and directors of Merger Sub immediately prior to the Effective Time shall be the initial officers and directors of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.


          ARTICLE IICONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

_________SECTION 2.01. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the following securities:

                  (a) each share of common stock, par value $.001 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than any Company Common Stock to be cancelled pursuant to Section 2.01(d)) shall be canceled and shall be converted, subject to Section 2.02(e), into the right to receive .322 share (the "Exchange Ratio") of common stock, par value $.001 per share, of the Parent (the "Parent Common Stock"); provided, however, that, if between the date of this Agreement and the Effective Time the outstanding shares of Parent Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Exchange Ratio shall be correspondingly adjusted to the extent appropriate to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares;

                  (b) each share of the Series A Preferred Stock, $0.001 par value per share, of the Company (the "the Company Series A ") issued and outstanding prior to the Effective Time shall be exchanged for .757 shares of Parent Common Stock;

                  (c) each share of the Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the "Company Series B") issued and outstanding prior to the Effective Time (all issued and outstanding shares of the Company Common Stock, Company Series A and Company Series B being hereinafter collectively referred to as the "Company Securities"); shall be exchanged for .757 shares of the Parent Common Stock (all such shares of Parent Common Stock being herein referred to as the "Parent Securities" or the "Exchange Consideration");

                  (d) each Share held in the treasury of the Company and each Share owned by Parent or any direct or indirect wholly owned subsidiary of Parent or of the Company immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto; and

                  (e) each share of common stock, par value $.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock, par value $.001 per share, of the Surviving Corporation.

         SECTION 2.02.  Exchange of Certificates.
                        ------------------------

                  (a) Exchange Procedures. At the Closing, the Company shall surrender to Parent all certificates representing Shares (the "Certificates") delivered to it (together with any stock transfer tax stamps required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered), together with such other customary documents as may reasonably be required by Parent, in exchange for the Merger Consideration. Certificates representing the Consideration shall be issued to the persons and in the amounts described in Exhibit A. Immediately following the Effective Time, all Certificates surrendered to Parent shall be canceled. Any shareholder of the Company whose Certificates are not delivered at the Closing shall receive the Merger Consideration with respect to such Certificates upon delivery to Parent after the Closing of such Certificates and the other items required pursuant to the first sentence of this Section 2.02(a).

                  (b) Distributions with Respect to Unexchanged Shares of Parent Common Stock. No dividends or other distributions declared or made after the Effective Time with respect to the Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby, and no cash payment in lieu of any fractional shares shall be paid to any such holder pursuant to Section 2.02(d), until the holder of such Certificate shall surrender such Certificate.

                  (c) No Further Rights in Company Common Stock. All shares of Parent Common Stock issued upon conversion of the Company Common Stock in accordance with the terms hereof (including any cash paid pursuant to Section 2.02(b) or (d)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company Common Stock.

                  (d) No Fractional Shares. No certificate or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a shareholder of Parent. Each holder of a fractional share interest shall be paid an amount in cash (without interest) equal to the product obtained by multiplying (i) such fractional share interest to which such holder (after taking into account all fractional share interests then held by such holder) would otherwise be entitled by (ii) the average of the per share closing prices on the OTC Bulletin Board (the "OTC") of shares of Parent Common Stock during the 20 consecutive trading days ending on (and including) the trading day immediately preceding the date of the Effective Time. As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of fractional share interests, the Parent shall forward payments to such holders of fractional share interests subject to and in accordance with the terms of Sections 2.02(b).

                  (e) No Liability. Neither Parent nor the Surviving Corporation shall be liable to any holder of Shares for any such Shares (or dividends or distributions with respect thereto), or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law.

                  (f) Withholding Rights. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Shares in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.

                  (g) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Parent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 2.02(d) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.02(f).

         SECTION 2.03. Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares thereafter on the records of the Company. From and after the Effective Time, the holders of Certificates representing Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares, except as otherwise provided in this Agreement or by Law.

         SECTION 2.04. Company Stock Options and Warrants. (a) All options and warrants (the "Company Stock Options and Warrants") outstanding, whether or not exercisable and whether or not vested and described in Exhibit B, at the Effective Time, shall remain outstanding following the Effective Time. At the Effective Time, the Company Stock Options and Warrants shall, by virtue of the Merger and without any further action on the part of the Company or the holder thereof, be assumed by Parent in such manner that Parent (i) is a corporation "assuming a stock option in a transaction to which Section 424(a) applies" within the meaning of Section 424 of the Code and the regulations thereunder or
(ii) to the extent that Section 424 of the Code does not apply to any such Company Stock Options and Warrants, would be such a corporation were Section 424 of the Code applicable to such Company Stock Options and Warrants. Each Company Stock Option assumed by Parent (each, a "Substitute Option") shall be exercisable upon the same terms and conditions as under the applicable option agreement issued thereunder, except that (A) each such Substitute Option shall be exercisable for, and represent the right to acquire, that whole number of shares of Parent Common Stock (rounded up or down to the nearest whole share) equal to the number of shares of Company Common Stock subject to such Company Stock Option multiplied by the Exchange Ratio; and (B) the option price per share of Parent Common Stock shall be an amount equal to the option price per share of Company Common Stock subject to such Company Stock Option in effect immediately prior to the Effective Time divided by the Exchange Ratio (the option price per share, as so determined, being rounded upward to the nearest full cent).

         (b)______As soon as practicable after the Effective Time, Parent shall deliver to each holder of an outstanding Company Stock Option an appropriate notice setting forth such holder's rights pursuant thereto and such Company Stock Option shall continue in effect on the same terms and conditions (including any anti-dilution provisions, and subject to the adjustments required by this Section 2.04 after giving effect to the Merger). Parent shall comply with the terms of all such Company Stock Options and Warrants and ensure that Company Stock Options and Warrants which qualified as incentive stock options under Section 422 of the Code prior to the Effective Time continue to qualify as incentive stock options after the Effective Time. Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery upon exercise of Substitute Options pursuant to the terms set forth in this Section 2.04. As soon as practicable, but in no event more than 5 business days, after the Effective Time, the shares of Parent Common Stock subject to Company Stock Options and Warrants will be covered by an effective registration statement on Form S-8 (or any successor form) or another appropriate form, and Parent shall use its reasonable efforts to maintain the effectiveness of such registration statement or registration statements for so long as Substitute Options remain outstanding. In addition, Parent shall use all reasonable efforts to cause the shares of Parent Common Stock subject to Company Stock Options and Warrants to be listed on the OTC and such other exchanges as Parent shall determine.


ARTICLE IIIREPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth in the Disclosure Schedule delivered by the Company to the Parent and the Merger Sub concurrently with the execution of this Agreement (the "Company Disclosure Schedule"), the Company hereby represents and warrants to Parent and Merger Sub that:

         SECTION 3.01. Organization and Qualification; Subsidiaries. Each of the Company and each subsidiary of the Company (the "Company Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such corporate power, have not had, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (as defined below). Each of the Company and the Company Subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The term "Company Material Adverse Effect" means any change in or effect on the business of the Company and the Company Subsidiaries that is materially adverse to the financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole, except for any such changes or effects resulting from or arising in connection with (i) this Agreement or the transactions contemplated by this Agreement or the announcement hereof, (ii) any changes in economic, regulatory or political conditions or
(iii) any issue or condition otherwise known to Parent prior to the date of this Agreement.

         SECTION 3.02. Certificate of Incorporation and By-Laws. The Company has heretofore made available to Parent a complete and correct copy of the Certificate of Incorporation and the By-Laws of the Company. Such Certificate of Incorporation and By-Laws are in full force and effect. The Company is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws.

         SECTION 3.03. Capitalization. The authorized capital stock of the Company consists of (a) 5,000,000 shares of Company Common Stock, par value $.001 per share, and (b) 10,000,000 shares of preferred stock, par value $.001 per share. As of the date of this Agreement, (i) 8,941,048 shares of Company Common Stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable and (ii) 150,000 shares are reserved for future issuance pursuant to the Company Stock Options and Warrants. As of the date of this Agreement, 1,273,091 shares of the Company Series A were issued and outstanding, all of which were validly issued, fully paid and non-assessable, and 223,264 shares of the Company's Series B were issued and outstanding, all of which were validly issued, fully paid and non-assessable. Except for the Company Stock Options and Warrants, the issuance of shares of Company Common Stock upon the conversion of the Company Series A, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, the Company or any Company Subsidiary. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of Company Common Stock or any capital stock of any Company Subsidiary. Each outstanding share of capital stock of each Company Subsidiary is duly authorized, validly issued, fully paid and non-assessable and each such share owned by the Company or another Company Subsidiary is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or such other Company Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever, except where failure to own such shares free and clear would not, individually or in the aggregate, have a Company Material Adverse Effect. There are no material outstanding contractual obligations of the Company or any Company Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary or any other person.

         SECTION 3.04. Authority Relative to This Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         SECTION 3.05. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of the Company or any equivalent organizational documents of any Company Subsidiary, (ii) assuming that all consents, approvals, authorizations and other actions described in
Section 3.05(b) have been obtained and all filings and obligations described in
Section 3.05(b) have been made, to the best knowledge of the Company after inquiry, conflict with or violate any foreign or domestic law, statute, ordinance, rule, regulation, order, judgment or decree ("Law") applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or any Company Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clause (iii), for any such conflicts, violations, breaches, defaults or other occurrences that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and that could not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         (b)______The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any domestic or foreign governmental or regulatory authority ("Governmental Entity"), except (i) for applicable requirements, if any, of state securities or "blue sky" laws ("Blue Sky Laws"), state takeover laws, the filing and recordation of appropriate merger documents as required by the DGCL and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, has not had, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and could not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         SECTION 3.06. Permits; Compliance. (a) Each of the Company and the Company Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company or any Company Subsidiary to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Company Permits"), except where the failure to have, or the suspension or cancellation of, any of the Company Permits has not had, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and, as of the date of this Agreement, no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, except where the failure to have, or the suspension or cancellation of, any of the Company Permits has not had, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         (b)______To the best knowledge of the Company after inquiry, neither the Company nor any Company Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected, (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or any property or asset of the Company or any Company Subsidiary is bound or affected or (iii) any Company Permits, except, in the case of each of (i), (ii) and (iii), for any such conflicts, defaults or violations that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         SECTION 3.07. Absence of Certain Changes or Events. Since the date of its organization, except as contemplated by or as disclosed in this Agreement, the Company has conducted its businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been
(a) any material change by the Company in its accounting methods, principles or practices, (b) any declaration, setting aside or payment of any dividend or distribution in respect of the Commons Stock or any redemption, purchase or other acquisition of any of the Company's securities or (c) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers of the Company, except in the ordinary course of business.

         SECTION 3.08. Absence of Litigation. Except as set forth on Section
3.08 of the Company Disclosure Schedule, as of the date of this Agreement, there is no litigation, suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company, or any property or asset of the Company, before any court, arbitrator or governmental entity, domestic or foreign, which (i) has had, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or
(ii) seeks to delay or prevent the consummation of any other material transaction contemplated by this Agreement. As of the date of this Agreement, neither the Company nor any property or asset of the Company is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any governmental entity, or any order, writ, judgment, injunction, decree, determination or award of any governmental entity or arbitrator having, individually or in the aggregate, a material adverse effect on the Company.

         SECTION 3.09. Employee Benefit Plans; Labor Matters. With respect to each employee benefit plan, program, arrangement and contract (including, without limitation, any "employee benefit plan", as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA ")) maintained or contributed to by the Company or any Company Subsidiary, or with respect to which the Company or any Company Subsidiary could incur liability under section 4069, 4212(c) or 4204 of ERISA (the "Company Benefit Plans"), the Company has made available to the Parent a true and correct copy of (i) the most recent annual report (Form 5500) filed with the Internal Revenue Service (the "IRS"), (ii) a complete copy of such Company Benefit Plan, (iii) each trust agreement relating to such Company Benefit Plan, (iv) the most recent summary plan description for each Company Benefit Plan for which a summary plan description is required, (v) the most recent actuarial report or valuation relating to a Company Benefit Plan subject to Title IV of ERISA and (vi) the most recent determination letter, if any, issued by the IRS with respect to any Company Benefit Plan qualified under section 401(a) of the Code.

         SECTION 3.10. Contracts. (a) Section 3.10(a) of the Company Disclosure Schedule lists each of the following written contracts and agreements of the Company (such contracts and agreements being "Material Contracts"):

                  (i) each contract and agreement for the purchase or lease of personal property with any supplier or for the furnishing of services to the Company that in each case involves annual payment in excess of $100,000;

                  (ii) all broker, exclusive dealing or exclusivity, distributor, dealer, manufacturer's representative, franchise, agency, sales promotion and market research agreements involving annual payments in excess of $200,000, to which the Company is a party or any other material contract that compensates any person other than employees based on any sales by the Company;

                  (iii)    all leases and subleases of real property;

                  (iv) all contracts and agreements relating to indebtedness for borrowed money other than trade indebtedness of the Company;

                  (v) all contracts and agreements involving annual payments in excess of $100,000 with any Governmental Entity to which the Company is a party; and

                  (iv) any other material agreement of the Company which is terminable upon or prohibits a change of ownership or control of the Company.

         (b)______Each Material Contract: (i) is valid and binding on the Company and, to the knowledge of the Company, on the other parties thereto, and is in full force and effect, and (ii) upon consummation of the transactions contemplated by this Agreement, shall continue in full force and effect without material penalty or other material adverse consequence. The Company is not in material breach of, or material default under, any Material Contract and, to the knowledge of the Company, no other party to any Material Contract is in material breach thereof or material default thereunder.

         SECTION 3.11. Environmental Matters. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect:

                  (a) The Company and the Company Subsidiaries (i) are in compliance with all applicable Environmental Laws (as defined below),
         (ii) hold all Environmental Permits (as defined below) and (iii) are in compliance with their respective Environmental Permits.

                  (b) None of the Company or any Company Subsidiary has received any written request for information, or been notified that it is a potentially responsible party, under CERCLA (defined below) or any similar Law of any state, locality or any other jurisdiction.

                  (c) None of the Company or any Company Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials (defined below) and, to the knowledge of Company, no investigation, litigation or other proceeding is pending or threatened in writing with respect thereto.

                  (d) None of the real property owned or leased by the Company or any Company Subsidiary is listed or, to the knowledge of Company, proposed for listing on the "National Priorities List" under CERCLA, as updated through the date of this Agreement, or any similar list of sites in the United States or any other jurisdiction requiring investigation or cleanup.

         _________For purposes of this Agreement:

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended as of the date hereof.

                  "Environmental Laws" means any federal, state or local statute, law, ordinance, regulation, rule, code or order of the United States, or any other jurisdiction and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials, as in effect as of the date of this Agreement.

                  "Environmental Permits" means any permit, approval, identification number, license and other authorization required under any applicable Environmental Law.

                  "Hazardous Materials" means (a) any petroleum, petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (b) any chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

         SECTION 3.12. Trademarks, Patents and Copyrights. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and the Company Subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade dress, trade name rights, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of the Company and the Company Subsidiaries as currently conducted, and the Company has no knowledge of any assertion or claim challenging the validity of any of the foregoing. To the knowledge of the Company, the conduct of the business of the Company and the Company Subsidiaries as currently conducted does not and will not conflict in any way with any patent, patent right, license, trademark, trademark right, trade dress, trade name, trade name right, service mark or copyright of any third party that has had, or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, there are no infringements of any proprietary rights owned by or licensed by or to the Company or any Company Subsidiary that have had, or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         SECTION 3.13. Taxes. Except as for such matters that could not reasonably be expected to have a Company Material Adverse Effect, (a) the Company and each of the Company Subsidiaries have timely filed or will timely file all returns and reports required to be filed by them with any taxing authority with respect to Taxes for any period ending on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of the Company and the Company Subsidiaries, (b) all Taxes shown to be payable on such returns or reports that are due prior to the Effective Time have been paid or will be paid, (c) as of the date of this Agreement, no deficiency for any material amount of Tax has been asserted or assessed by a taxing authority against the Company or any of the Company Subsidiaries and (d) the Company and each of the Company Subsidiaries have provided adequate reserves in their financial statements for any Taxes that have not been paid in accordance with generally accepted accounting principles, whether or not shown as being due on any returns. As used in this Agreement, "Taxes" shall mean any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and customers' duties, tariffs and similar charges.

         SECTION 3.14. State Takeover Statutes. The Board of Directors of the Company has taken all action necessary to ensure that the restrictions on business combinations contained in Section 203 of the DGCL will not apply to the Merger and the other transactions contemplated by this Agreement. To the knowledge of the Company, no other state takeover statute is applicable to the Merger or the other transactions contemplated by this Agreement.

         SECTION 3.15. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.


        ARTICLE IVREPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

         Except as set forth in the Disclosure Schedule delivered by Parent and Merger Sub to the Company concurrently with the execution of this Agreement (the "Parent Disclosure Schedule") and the Parent SEC Reports (as defined in Section 4.07), Parent and Merger Sub hereby jointly and severally represent and warrant to the Company that:

         SECTION 4.01. Organization and Qualification; Subsidiaries. Each of Parent and each subsidiary of Parent (the "Parent Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such corporate power, authority and governmental approvals have not had, and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect (as defined below). Each of Parent and the Parent Subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. The term "Parent Material Adverse Effect" means any change in or effect on the business of Parent and the Parent Subsidiaries that is materially adverse to the financial condition or results of operations of Parent and the Parent Subsidiaries taken as a whole, except for any such changes or effects resulting from or in connection with (i) this Agreement or the transactions contemplated by this Agreement or the announcement hereof, (ii) any changes in economic, regulatory or political conditions or
(iii) any issue or condition otherwise known to the Company prior to the date of this Agreement.

         SECTION 4.02. Certificate of Incorporation and By-Laws. Parent has heretofore made available to the Company a complete and correct copy of the Certificate of Incorporation and the By-Laws of Parent and the Certificate of Incorporation and By-Laws of Merger Sub. Such Certificates of Incorporation and By-Laws are in full force and effect. Neither Parent nor Merger Sub is in violation of any of the provisions of its Certificate of Incorporation or By-Laws.

         SECTION 4.03. Capitalization. The authorized capital stock of Parent consists of (a) 25,000,000 shares of Parent Common Stock and (b) 1,000,000 shares of preferred stock, par value $.001 per share (the "Parent Preferred Stock"). As of the date of this Agreement, (i) 2,510,000 shares of the Parent Common Stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable, (ii) no shares of Parent Common Stock are held in the treasury of Parent or by Parent Subsidiaries and (iii) no shares are reserved for future issuance pursuant to stock options. Parent has filed with the Secretary of the State of Delaware Certificates of Designation with respect to the New Series A with terms substantially identical to the terms of the Company Series A, and Certificates of Designation with respect to the New Series B with terms substantially identical to the terms of the Company Series B. As of the date of this Agreement, no shares of Parent Preferred Stock were issued and outstanding. There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Parent or any Parent Subsidiary or obligating Parent or any Parent Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, Parent or any Parent Subsidiary. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding contractual obligations of Parent or any Parent Subsidiary to repurchase, redeem or otherwise acquire any shares of Parent Common Stock or any capital stock of any Parent Subsidiary. Each outstanding share of capital stock of each Parent Subsidiary is duly authorized, validly issued, fully paid and non-assessable and each such share owned by Parent or another Parent Subsidiary is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Parent's or such other Parent Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever, except where failure to own such shares free and clear would not, individually or in the aggregate, have a Parent Material Adverse Effect. There are no material outstanding contractual obligations of Parent or any Parent Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Parent Subsidiary or any other person. The authorized capital stock of Merger Sub consists of 3,000 shares of common stock, par value $.001 per share, all of which are duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights in respect thereof and all of which are owned by Parent. The shares of Parent Common Stock to be issued pursuant to the Merger in accordance with Section 2.01
(i) will be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Parent's Certificate of Incorporation or By-Laws or any agreement to which the Parent is a party or is bound and (ii) will, when issued, be exempt from registration under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act") and the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act") and exempt from registration under applicable Blue Sky Laws. The shares of Parent Common Stock to be issued pursuant to the Merger in accordance with Section 2.01 will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Parent Securities):

                  "The Parent Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The Parent Securities may not be sold, transferred or assigned in the absence of an effective registration statement for the Parent Securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

         SECTION 4.04. Authority Relative to This Agreement. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms.

         SECTION 4.05. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by each of Parent and Merger Sub will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of Parent or any equivalent organizational documents of Merger Sub or any other Parent Subsidiary, (ii) assuming that all consents, approvals, authorizations and other actions described in Section 4.05(b) have been obtained and all filings and obligations described in Section 4.05(b) have been made, conflict with or violate any Law applicable to Parent or any Parent Subsidiary or by which any property or asset of Parent or any Parent Subsidiary is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Parent or any Parent Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clause (iii), for any such conflicts, violations, breaches, defaults, or other occurrences that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, and that could not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         (b)______The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by each of Parent and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Exchange Act, Blue Sky Laws, the Securities Act, the OTC, state takeover laws, the filing and recordation of appropriate merger documents as required by the DGCL and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, has not had, and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, and could not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement

         SECTION 4.06. Permits; Compliance. (a) Each of Parent and the Parent Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for Parent or any Parent Subsidiary to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Parent Permits"), except where the failure to have, or the suspension or cancellation of, any of Parent Permits has not had, and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, and, as of the date of this Agreement, no suspension or cancellation of any of Parent Permits is pending or, to the knowledge of Parent, threatened, except where the failure to have, or the suspension or cancellation of, any of Parent Permits has not had, and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

         (b)______Neither Parent nor any Parent Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to Parent or any Parent Subsidiary or by which any property or asset of Parent or any Parent Subsidiary is bound or affected, (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any Parent Subsidiary is a party or by which Parent or any Parent Subsidiary or any property or asset of Parent or any Parent Subsidiary is bound or affected or (iii) any Parent Permits, except, in the case of each of
(i), (ii) and (iii), for any such conflicts, defaults or violations that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

         SECTION 4.07. SEC Filings; Financial Statements. (a) Parent has filed all forms, reports and documents required to be filed by it with the SEC since January 1, 1999 through the date of this Agreement (collectively, the "Parent SEC Reports"), and Parent has made available to the Company true and correct copies of the Parent SEC Reports. As of the respective dates they were filed,
(i) the Parent SEC Reports were prepared, and all forms, reports and documents filed with the SEC after the date of this Agreement and prior to the Effective Time will be prepared, in all material respects in accordance with the requirements of the Securities Act, or the Exchange Act, as the case may be, and
(ii) none of the Parent SEC Reports contained, nor will any forms, reports and documents filed after the date of this Agreement and prior to the Effective Time contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Parent Subsidiary is required to file any form, report or other document with the SEC.

         (b)______Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Parent SEC Reports and in any form, report or document filed after the date of this Agreement and prior to the Effective Time was, or will be, as the case may be, prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each presented or will present fairly the consolidated financial position of Parent and the consolidated Parent Subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to have a Parent Material Adverse Effect).

         SECTION 4.08. Absence of Certain Changes or Events. Since June 30, 2002, except as contemplated by or as disclosed in this Agreement, or as disclosed in any Parent SEC Report filed since June 30, 2002 Parent and Parent Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been
(a) any Parent Material Adverse Effect, (b) any material change by Parent in its accounting methods, principles or practices, (c) any declaration, setting aside or payment of any dividend or distribution in respect of the Shares or any redemption, purchase or other acquisition of any of Parent's securities or (d) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers of Parent or any Parent Subsidiary, except in the ordinary course of business consistent with past practice.

         SECTION 4.09. Absence of Litigation. As of the date of this Agreement, there is no litigation, suit, claim, action, proceeding or investigation pending or, to the knowledge of Parent, threatened against Parent or any Parent Subsidiary, or any property or asset of Parent or any Parent Subsidiary, before any court, arbitrator or Governmental Entity, domestic or foreign, which (i) has had, or could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) seeks to delay or prevent the consummation of the Merger or any other material transaction contemplated by this Agreement. As of the date of this Agreement, neither Parent nor any Parent Subsidiary nor any property or asset of Parent or any Parent Subsidiary is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of Parent, continuing investigation by, any Governmental Entity, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity or arbitrator having, individually or in the aggregate, a Parent Material Adverse Effect.

         SECTION 4.10. Employee Benefit Plans. Parent and Parent Subsidiary presently do not have, and have never had, any employees. Parent and Parent Subsidiary presently do not, and have never in the past, maintained or contributed to any employee benefit plan, program, arrangement and contract (including, without limitation, any "employee benefit plan", as defined in section 3(3) of ERISA).

         SECTION 4.11.  Contracts. (a)  Section 4.11(a) of the Parent
Disclosure Schedule lists each of the following written contracts and agreements of Parent (such contracts and agreements being "Material Contracts"):

                  (i) each contract and agreement for the purchase or lease of personal property with any supplier or for the furnishing of services to Parent that in each case involves annual payment in excess of $100,000;

                  (ii) all broker, exclusive dealing or exclusivity, distributor, dealer, manufacturer's representative, franchise, agency, sales promotion and market research agreements involving annual payments in excess of $200,000, to which Parent is a party or any other material contract that compensates any person other than employees based on any sales by Parent;

                  (iii)    all leases and subleases of real property;

                  (iv) all contracts and agreements relating to indebtedness for borrowed money other than trade indebtedness of Parent;

                  (v) all contracts and agreements involving annual payments in excess of $100,000 with any Governmental Entity to which Parent is a party; and

                  (iv) any other material agreement of Parent which is terminable upon or prohibits a change of ownership or control of Parent..

         (b)______Each Material Contract: (i) is valid and binding on Parent and, to the knowledge of Parent, on the other parties thereto, and is in full force and effect, and (ii) upon consummation of the transactions contemplated by this Agreement, shall continue in full force and effect without material penalty or other material adverse consequence. Parent is not in material breach of, or material default under, any Material Contract and, to the knowledge of Parent, no other party to any Material Contract is in material breach thereof or material default thereunder.

         SECTION 4.12. Environmental Matters. Except as disclosed in the Parent SEC Reports or as would not, individually or in the aggregate, have a Parent Material Adverse Effect:

                  (a) Parent and the Parent Subsidiaries (i) are in compliance with all applicable Environmental Laws, (ii) hold all Environmental Permits and (iii) are in compliance with their respective Environmental Permits.

                  (b) None of Parent or any Parent Subsidiary has received any written request for information, or been notified that it is a potentially responsible party, under CERCLA or any similar Law of any state, locality or any other jurisdiction.

                  (c) None of Parent or any Parent Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and, to the knowledge of Parent, no investigation, litigation or other proceeding is pending or threatened in writing with respect thereto.

                  (d) None of the real property owned or leased by Parent or any Parent Subsidiary is listed or, to the knowledge of Parent, proposed for listing on the "National Priorities List" under CERCLA, as updated through the date of this Agreement, or any similar list of sites in the United States or any other jurisdiction requiring investigation or cleanup.

         SECTION 4.13. Trademarks, Patents and Copyrights. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, Parent and the Parent Subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade dress, trade name rights, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of Parent and the Parent Subsidiaries as currently conducted, and Parent has no knowledge of any assertion or claim challenging the validity of any of the foregoing. To the knowledge of Parent, the conduct of the business of Parent and the Parent Subsidiaries as currently conducted does not and will not conflict in any way with any patent, patent right, license, trademark, trademark right, trade dress, trade name, trade name right, service mark or copyright of any third party that has had, or could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To the knowledge of Parent, there are no infringements of any proprietary rights owned by or licensed by or to Parent or any Parent Subsidiary that have had, or could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

         SECTION 4.14. Taxes. Except for such matters that would not have a Parent Material Adverse Effect, (a) Parent and each of the Parent Subsidiaries have timely filed or will timely file all returns and reports required to be filed by them with any taxing authority with respect to Taxes for any period ending on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of Parent and the Parent Subsidiaries, (b) all Taxes shown to be payable on such returns or reports that are due prior to the Effective Time have been paid or will be paid, (c) as of the date of this Agreement, no deficiency for any material amount of Tax has been asserted or assessed by a taxing authority against Parent or any of the Parent Subsidiaries and (d) Parent and each of the Parent Subsidiaries have provided adequate reserves in their financial statements for any Taxes that have not been paid in accordance with generally accepted accounting principles, whether or not shown as being due on any returns.

         SECTION 4.15. Operations of Merger Sub. Merger Sub is a direct, wholly owned subsidiary of Parent, was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

         SECTION 4.16. Accounting and Tax Matters. To the knowledge of Parent, neither Parent nor any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a transaction qualifying under
Section 368(a) of the Code. Parent is not aware of any agreement, plan or other circumstance that would prevent the Merger from qualifying under Section 368(a) of the Code.

         SECTION 4.17. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.


                ARTICLE VCONDUCT OF BUSINESSES PENDING THE MERGER

         SECTION 5.01. Conduct of Business by the Company Pending the Merger. The Company agrees that, between the date of this Agreement and the Effective Time, except as contemplated by any other provision of this Agreement, unless Parent shall otherwise consent in writing:

                  (a) the businesses of the Company and the Company Subsidiaries shall be conducted only in, and the Company and the Company Subsidiaries shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and

                  (b) the Company shall use its reasonable best efforts to preserve substantially intact its business organization, to keep available the services of the current officers, employees and consultants of the Company and the Company Subsidiaries and to preserve the current relationships of the Company and the Company Subsidiaries with customers, suppliers and other persons with which the Company or any Company Subsidiary has significant business relations.

         By way of amplification and not limitation, except as contemplated by this Agreement, neither the Company nor any Company Subsidiary shall, between the date of this Agreement and the Effective Time, directly or indirectly, do, or propose to do, any of the following without the prior written consent of
Parent:

                  (a) amend or otherwise change its Certificate of Incorporation or By-Laws or equivalent organizational documents;

                  (b) issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company or any Company Subsidiary (except for the issuance of shares of Company Common Stock issuable pursuant to the Company Stock Options and Warrants outstanding on the date of this Agreement or the issuance in the ordinary course of business and consistent with past practice) or
         (ii) any material assets of the Company or any Company Subsidiary, except in the ordinary course of business and in a manner consistent with past practice;

                  (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

                  (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

                  (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice;

                           (ii) incur any indebtedness for borrowed money or
                  issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

                           (iii) enter into any contract or agreement material
                  to the business, results of operations or financial condition of the Company and the Company Subsidiaries taken as a whole other than in the ordinary course of business, consistent with past practice; or

                           (iv) enter into or amend any contract, agreement,
                  commitment or arrangement that, if fully performed, would not be permitted under this Section 5.01(e);

                  (f) increase the compensation payable or to become payable to its employees, except for increases in accordance with past practices, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director or employee of the Company or any Company Subsidiary, except for employment or severance agreements in accordance with past practice, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director or employee; or

                  (g) take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures.

         SECTION 5.02. Conduct of Business by Parent Pending the Merger. Parent agrees that, between the date of this Agreement and the Effective Time, except as contemplated by any other provision of this Agreement, unless the Company shall otherwise consent in writing (such consent not to be unreasonably withheld or delayed):

                  (a) the business of the Parent and the Parent Subsidiaries shall be conducted only in, and Parent and the Parent Subsidiaries shall not take any action except in the ordinary course of business and in a manner consistent with past practice; and

                  (b) Parent shall use its reasonable best efforts to preserve substantially intact its business organization, to keep available the services of the current officers, employees and consultants of Parent and the Parent Subsidiaries and to preserve the current relationships of Parent and the Parent Subsidiaries with customers, suppliers and other persons with which Parent or any Parent Subsidiary has significant business relations.

         By way of amplification and not limitation, except as contemplated by this Agreement, neither Parent nor any Parent Subsidiary shall, between the date of this Agreement and the Effective Time, directly or indirectly, do, or propose to do, any of the following without the prior written consent of the Company (such consent not to be unreasonably withheld):

                  (a) amend or otherwise change its Certificate of Incorporation or By-Laws or equivalent organizational documents;

                  (b) issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of Parent or any Parent Subsidiary (except for the issuance of shares of Parent Common Stock issuable pursuant to the Parent Stock Options outstanding on the date of this Agreement or the issuance in the ordinary course of business and consistent with past practice, or (ii) any material assets of Parent or any Parent Subsidiary, except in the ordinary course of business and in a manner consistent with past practice;

                  (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

                  (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

                  (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice;

                           (ii) incur any indebtedness for borrowed money or
                  issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

                           (iii) enter into any contract or agreement material
                  to the business, results of operations or financial condition of Parent and the Parent Subsidiaries taken as a whole other than in the ordinary course of business, consistent with past practice; or

                           (iv) enter into or amend any contract, agreement,
                  commitment or arrangement that, if fully performed, would not be permitted under this Section 5.02(e);

                  (f) increase the compensation payable or to become payable to its officers or employees, except for increases in accordance with past practices in salaries or wages of employees of Parent or any Parent Subsidiary who are not officers of Parent, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of Parent or any Parent Subsidiary, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee; or

                  (g) take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures.


                         ARTICLE VIADDITIONAL AGREEMENTS

         SECTION 6.01. Registration Rights. Parent agrees to assume all obligations of the Company pursuant to the several registration rights agreements between the Company and the shareholders of the Company, including the payment of any liquidated damages thereunder.

         SECTION 6.02. Filing of Form 8-K. Immediately after the Effective Time, new management of the Company will procure the prompt preparation and file with the Securities and Exchange Commission appropriate notice describing this transaction on Form 8-K or other applicable form, and otherwise comply with the provisions of the Securities Exchange Act of 1934.

         SECTION 6.03. Preparation of Disclosure Statement. Immediately after the Effective Time, new management of the Company will procure the preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the National Association of Securities Dealers, Inc. ("NASD") and with NASD as are necessary to effect the quotation of Parent's securities in the NASD Electronic Bulletin Board System.

         SECTION 6.04. Access to Information; Confidentiality. Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which Parent or the Company or any of their respective subsidiaries is a party or pursuant to applicable Law, from the date of this Agreement to the Effective Time, Parent and the Company shall (and shall cause their respective subsidiaries to): (i) provide to the other (and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, "Representatives") access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of the other and its subsidiaries and to the books and records thereof and (ii) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of the other party and its subsidiaries as the other party or its Representatives may reasonably request.

         SECTION 6.05. Obligations of Parent. Parent shall take all action necessary to cause Parent to perform its obligations under this Agreement and to consummate the Exchange on the terms and subject to the conditions set forth in this Agreement.

         SECTION 6.06. Application to Standard and Poor's. New management of the Company shall promptly make application to the Standard and Poor's editorial board to approve your corporation for a full description in Standard and Poor's Standard Corporation Manual, Standard and Poor's Daily News Section, coverage of Parent as part of the SandP Market Access Program and coverage on Standard and Poor's Internet Site, www.advisorinsight.com, as well as SandP Marketscope and the SandP Stock Guide database.

         SECTION 6.07. Filing of Amended Form 8-K. Within 60 days after the original report on Form 8-K must be filed, new management of the Company will prepare and file with the SEC an amendment to the Form 8-K described in Section
6.02 above that includes the financial statements and pro forma financial information prepared pursuant to Regulation S-X for the periods specified in Rule 3.05(b).

         SECTION 6.08. Further Action; Consents; Filings. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its reasonable best efforts to (i) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the Exchange and the other transactions contemplated by this Agreement, (ii) obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Exchange and the other transactions contemplated by this Agreement and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement, the Exchange and the other transactions contemplated by this Agreement required under (A) the Exchange Act and the Securities Act and the rules and regulations thereunder and any other applicable federal or state securities laws and (B) any other applicable Law. The parties hereto shall cooperate with each other in connection with the making of all such filings, including by providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith.

         SECTION 6.09. Stock Option Plan. As soon as practicable, but in no event more than 5 business days, after the Effective Time, new management of the Company will cause to be adopted a stock option and stock award plan (the "Plan") substantially in the form of Exhibit C attached hereto.

         SECTION 6.10. Change of Corporate Name. New management of the Company will promptly take the appropriate corporate action to change the name of Planet Resources, Inc. to CeriStar, Inc. or another appropriate name selected by new management of the Company. Such action shall include compliance with SEC Rule 14C.

         SECTION 6.11. Plan of Reorganization. This Agreement is intended to constitute a "plan of reorganization" within the meaning of section 1.368-2(g) of the income tax regulations promulgated under the Code. From and after the date of this Agreement and until the Effective Time, each party hereto shall use its reasonable best efforts to cause the Exchange to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Exchange from qualifying, as a reorganization under the provisions of section 368(a) of the Code. Following the Effective Time, neither Parent nor any of its affiliates shall knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could cause the Exchange to fail to qualify as a reorganization under section 368(a) of the Code.

         SECTION 6.12. Spin-Off of Subsidiary of Parent. In connection with the Exchange, as a part thereof, new management of Parent will assign, transfer and convey to the Mineral Properties (as defined in the Agreement and Plan of Distribution (the "Distribution Agreement")) in exchange for all the issued and outstanding capital stock of Parent's wholly owned subsidiary, New Planet Resources, Inc. ("New Planet"), and certificates representing such shares of capital stock by New Planet will be delivered to A.W. Dugan, his successors and assigns, with irrevocable instructions to deliver same for cancellation in accordance with the terms of the Distribution Agreement attached as Exhibit D. New management of Parent and New Planet shall promptly take all appropriate corporate action to enable the distribution of capital stock of New Planet to the shareholders of Parent in accordance with the terms of the Distribution Agreement.

         SECTION 6.13. Board of Directors of Parent. The present Directors of Parent shall have caused the appointment of David L. Bailey to the Board of Directors of Parent followed by the resignation of all other officers and directors. In connection with such election, Parent shall have provided its securityholders with an Information Statement pursuant to Section 14f of the Exchange Act and SEC Rule 14f-1.

         SECTION 6.14. Board of Directors of Merger Sub. Present management of Parent shall take all necessary action to cause David L. Bailey to be appointed to the Board of Directors of Merger Sub as of the Effective Time, and will arrange for the resignation of all other officers and directors.

         SECTION 6.15. Public Announcements. The initial press release relating to this Agreement shall be a joint press release the text of which has been agreed to by each of Parent and the Company.

         SECTION 6.16. Conveyance Taxes. Parent shall be liable for and shall hold the Company and the holders of the Company Securities who are holders of the Company Securities immediately prior to the Effective Time harmless against any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp taxes, any transfer, recording registration, and other fees, and any similar Taxes which become payable in connection with the transactions contemplated by this Agreement. The parties acknowledge that this Section 6.16 is specifically intended to benefit the holders of the Company Securities who are holders of the Company Securities immediately prior to the Effective Time.


                       ARTICLE VIICONDITIONS TO THE MERGER

         SECTION 7.01. Conditions to the Obligations of Each Party. The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following conditions:

                  (a) this Agreement and the issuance of the Merger Consideration pursuant to the terms of the Merger, as the case may be, contemplated hereby shall have been approved and adopted by the requisite affirmative vote of (i) the shareholders of the Company in accordance with the DGCL and the Company's Certificate of Incorporation and (ii) the shareholders of Parent in accordance with the rules of the OTC, the DGCL and Parent's Certificate of Incorporation;

                  (b) no Governmental Entity or court of competent jurisdiction located or having jurisdiction in the United States shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award (an "Order") which is then in effect and has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger;

                  (c) all consents, approvals and authorizations legally required to be obtained to consummate the Merger shall have been obtained from and made with all Governmental Entities; and

         SECTION 7.02. Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

                  (a) each of the representations and warranties of the Company contained in this Agreement shall be true and correct as of the Effective Time as though made on and as of the Effective Time, except where failure to be so true and correct would not have a Company Material Adverse Effect, and except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except where failure to be so true and correct would not have a Company Material Adverse Effect, and Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to such effect;

                  (b) the Company shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, except where the failure to so comply would not have a Company Material Adverse Effect, and Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to that effect;

                  (c) Parent and Merger Sub shall have received an investment representation from each the Company Shareholder substantially in the form of Exhibit E.

 (d) Parent shall have received the opinion of Sonfield and Sonfield, counsel to Company.

         SECTION 7.03. Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

                  (a) each of the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct as of the Effective Time, as though made on and as of the Effective Time, except where the failure to be so true and correct would not have a Parent Material Adverse Effect, and except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except where the failure to be so true and correct would not have a Parent Material Adverse Effect, and the Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to such effect;

                  (b) Parent and Merger Sub shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, except where the failure to comply would not have a Parent Material Adverse Effect, and the Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to that effect;

(c) the Company shall have received an officer's certificate, in a form reasonably satisfactory to the Company, from an officer of Parent; and

                  (d) the Company shall have received from each Company Shareholder a Stock Repurchase Agreement substantially in the form of Exhibit F.


                  ARTICLE VIIITERMINATION, AMENDMENT AND WAIVER

         SECTION 8.01. Termination. This Agreement may be terminated and the Merger and the other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated by this Agreement, as follows:

                  (a) by mutual written consent duly authorized by the Boards of Directors of each of Parent and the Company;

                  (b) by either Parent or the Company if the Effective Time shall not have occurred on or before September 30, 2002; provided, however, that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

                  (c) there shall be any Order which is final and nonappealable preventing the consummation of the Merger;

                  (d) by Parent upon a breach of any material representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 7.02(a) and Section 7.02(b) would not be satisfied ("Terminating Company Breach"); provided, however, that, if such Terminating Company Breach is curable by the Company through the exercise of its best efforts and for so long as the Company continues to exercise such best efforts, Parent may not terminate this Agreement under this Section 8.01(d).

         SECTION 8.02. Effect of Termination. Except as provided in Section 9.01, in the event of termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Parent, Merger Sub or the Company or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease, provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         SECTION 8.03. Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after the approval of this Agreement by the shareholders of the Company, no amendment may be made which would reduce the amount or change the type of consideration into which each Share shall be converted upon consummation of the Merger. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         SECTION 8.04. Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

         SECTION 8.05. Expenses. All Expenses (as defined below) incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger or any other transaction is consummated. "Expenses" as used in this Agreement shall include all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and all other matters related to the closing of the Merger and the other transactions contemplated by this Agreement.


                                   ARTICLE IX
                               GENERAL PROVISIONS

         SECTION 9.01. Non-Survival of Representations, Warranties and Agreements. The representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 8.01, as the case may be, except that the agreements set forth in Articles I and II and Sections 6.03, 6.04, 6.06 and this Article IX shall survive the Effective Time and those set forth in Sections 8.02 and 8.05 and this Article IX shall survive termination.

         SECTION 9.02. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, facsimile, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

                  if to Parent or Merger Sub:

                           Planet Resources, Inc.
                           1415 Louisiana, Suite 3100
                           Houston, Texas 77002Attn:  A.W. Dugan, President
                           Fax:  (713) 658-0739

                  with a copy to (which shall not constitute notice to such party):

                           John M. Mann, Esq.
                           2700 Post Oak Blvd., Suite 2400
                           Houston, TX 77056-5786
                           Fax:  (713) 961-5335

                  if to the Company:

                           CeriStar, Inc.
                           50 West Broadway, Suite 1100
                           Salt Lake City, Utah 84101
                           Attn:  David L. Bailey, President/CEO
                           Fax:  (801) 933-5640

                  with a copy to (which shall not constitute notice to the Company):

                           Robert L. Sonfield, Jr., Esq.
                           Sonfield and Sonfield
                           770 South Post Oak Lane, Suite 435
                           Houston, Texas  77056-1937
                           Fax:  (713) 877-1547

         SECTION 9.03. Certain Definitions. For purposes of this Agreement, the term:

                  (a) "affiliate" of a specified person means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such specified person;

                  (b) "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise;

                  (c) "knowledge" means, with respect to any matter in question, that the executive officers of the Company or Parent, as the case may be, have actual knowledge of such matter;

                  (d) "person" means an individual, corporation, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government; and

                  (e) "subsidiary" or "subsidiaries" of any person means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

         SECTION 9.04. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

         SECTION 9.05. Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 9.06. Incorporation of Exhibits. The Company Disclosure Schedule, the Parent Disclosure Schedule and all Exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         SECTION 9.07. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 9.08. Governing Law; Forum. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         SECTION 9.09. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 9.10. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         SECTION 9.11. Entire Agreement. This Agreement (including the Annexes, the Exhibits, the Company Disclosure Schedule and the Parent Disclosure Schedule) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                                     PLANET RESOURCES, INC.


Attest by:                                           By: ______________________
          ----------------------------------
                 Jacque N. York, Secretary              A.W. Dugan, President


                                                     CISI Acquisition Corp.


Attest by:                                           By: ______________________
          ----------------------------------
                 Jacque N. York, Secretary                A.W. Dugan, President


                                                     CERISTAR, INC.


Attest by:                                           By: _____________________
          ----------------------------------
Name:                                                 David L. Bailey, President
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Title:
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